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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
       Date of Report (Date of earliest event reported) February 13, 2003
                                                        -----------------

                             PULASKI FINANCIAL CORP.
                             -----------------------
            (Exact name of registrant as specified in its charter)

      Missouri                       0-24571                43-1816913
      --------                      ---------              ----------
(State or other Jurisdiction of    (Commission            (IRS Employer
incorporation or organization)     File Number)           Identification No.)

                12300 Olive Boulevard, St. Louis, Missouri 63141
                ------------------------------------------------
                    (Address of principal executive offices)

                                 (314) 878-2210
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)














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ITEM 7.   FINANCIAL STATEMENTS AND OTHER EXHIBITS
          ---------------------------------------

      Exhibit 99.1      Press Release Dated February 13, 2003

ITEM 9.   REGULATION FD DISCLOSURE
          ------------------------

      On February 13, 2003, Pulaski Financial Corp. (the "Company"), the holding company for Pulaski Bank, announced that it completed a 150,000 share repurchase program at an average cost of $19.68 per share. The Company also announced that its board of directors authorized the repurchase of an additional 5%, or approximately 140,000, of the Company's outstanding shares.

      The press release announcing the completion of the repurchase program and the authorization of an additional repurchase program is filed as Exhibit 99.1 and incorporated herein by reference.





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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: February 19, 2003               By: /s/ William A. Donius
                                           -------------------------------------
                                           William A. Donius
                                           President and Chief Executive Officer